UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Eversource Energy

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MMMMMMMMM000004ENDORSEMENT_LINE______________ SACKPACK_____________MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6MMMMMMMMMMMM +C 1234567890 MMMMMMOnlineGo to www.envisionreports.com/ESor scan the QR code — login details are located in the shaded bar belowVotes from participants in the Eversource 401K Plan or the Savings Plan for Employees of Aquarion Water Company must be received by May 1, 2023, at 12:01 a.m., Eastern Time.Eversource Energy Annual Meeting of Shareholders Notice 1234 5678 9012 345Important Notice Regarding the Availability of Proxy Materials for the Eversource Energy Annual Meeting of Shareholders to be Held on May 3, 2023Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report to shareholders and Proxy Statement are available at:www.envisionreports.com/ESEasy Online Access — View your proxy materials and vote.Step 1: Go to www.envisionreports.com/ESStep 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in.Step 4: Make your selections as instructed on each screen for your delivery preferences.Step 5: Vote your shares.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you. Please make your request as instructed on the reverse side on or before April 24, 2023 to facilitate timely delivery.2 N O T C O Y

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must usEversource Energy Annual Meeting of Shareholders NoticeThe 2023 Annual Meeting of Shareholders of Eversource Energy will be held on Wednesday, May 3, 2023 at 10:30 A.M., Eastern Time, at Ropes & Gray, LLP, 800 Boylston Street, Boston, Massachusetts 02199.Items to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations.The Board of Trustees recommend a vote FOR all the nominees, FOR Proposals 2, 4, 5, 6 and 1 Year for Proposal 3:1. Elect eleven nominees as Trustees for the ensuing year: 01 - Cotton M. Cleveland 02 - Francis A. Doyle 03 - Linda Dorcena Forry 04 - Gregory M. Jones 05 - Loretta D. Keane 06 - John Y. Kim 07 - Kenneth R. Leibler 08 - David H. Long 09 - Joseph R. Nolan, Jr. 10 - William C. Van Faasen 11 - Frederica M. Williams2. Consider an advisory proposal approving the compensation of our Named Executive Officers.3. Consider an advisory proposal on the frequency of future advisory proposals on executive compensation.4. Approve the First Amendment to the 2018 Eversource Energy Incentive Plan to authorize up to an additional 4,200,000 common shares for issuance under the 2018 Eversource Energy Incentive Plan.5. Approve an increase in the number of Eversource Energy common shares authorized for issuance by the Board of Trustees in accordance with Section 19 of the Eversource Energy Declaration of Trust by 30,000,000 common shares, from 380,000,000 authorized common shares to 410,000,000 authorized common shares.6. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.7. Transact any other business that may properly come before the meeting or any adjournment thereof.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.Here’s how to order a copy of the proxy materials and select delivery preferences:Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.envisionreports.com/ES. Click on Cast Your Vote or Request Materials.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials Eversource” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 24, 2023. requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ES. Click on Cast Your Vote